American Water 2018 Guidance Conference Call NYSE: AWK Exhibit 99.2

NYSE: AWK www.amwater.com 2 Forward-Looking Statements Ed Vallejo Vice President, Investor Relations

NYSE: AWK
December 2017
www.amwater.com
3
Forward-Looking Statements and Other Information
Certain statements in this presentation including, without limitation, 2017 and 2018 earnings guidance, projected long-term earnings growth, the outcome of new and pending acquisition activity, O&M efficiency ratio targets, estimated revenues from rate cases and other government agency authorizations, the level of future capital expenditures and rate base growth, future dividend growth, estimates regarding the company’s projected financial condition and net operating loss position, and the outcome and impact of proposed tax reform legislation, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,”
“predict,” “project,” “propose,” “assume,” “forecast,” “likely,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should”
and “could” and or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results of levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this press release as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2016, and subsequent filings with the SEC, and because of factors such as: the decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness and outcome of regulatory commissions’ actions concerning rates, capital structure, authorized return on equity, capital investment, permitting, and other decisions; changes in laws, governmental regulations and policies, including environmental, health and safety, water quality, and public utility and tax regulations and policies, and impacts resulting from U.S., state and local elections; potential costs and liabilities of American Water for environmental laws and similar matters resulting from, among other things, water and wastewater service provided to customers, including, for example, water management solutions focused on customers in the natural gas exploration and production market; the outcome of litigation and similar government actions, including matters related to the
Freedom Industries chemical spill in West Virginia, and the preliminarily approved global class action settlement related to this chemical spill; weather conditions and events, climate change patterns, and natural disasters, including drought or abnormally high rainfall, strong winds, coastal and intercoastal flooding, earthquakes, landslides, hurricanes, tornadoes,
wildfires, electrical storms and solar flares; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; its ability to appropriately maintain current infrastructure, including its operational and information technology (“IT”) systems, and manage the expansion of its business; its ability to obtain permits and other approvals for projects; changes in its capital requirements; its ability to control operating expenses and to achieve efficiencies in its operations; the intentional or unintentional acts of a third party, including contamination of its water supplies or water provided to its customers; exposure or infiltration of its critical infrastructure, operational technology and IT systems, including the disclosure of sensitive or confidential information contained therein, through physical or cyber-attacks or other disruptions; its ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for its operations; its ability to successfully meet growth projections and capitalize on growth opportunities, including its ability to, among other things, acquire and integrate water and wastewater systems into its regulated operations and enter into contracts and other agreements with, or otherwise obtain, new customers in its Market-based Businesses; cost overruns relating to improvements in or the expansion of its operations; its ability to maintain safe work sites; risks and uncertainties associated with contracting with the U.S. government, including ongoing compliance with applicable government procurement and security regulations; changes in general economic, political, business and financial market conditions; access to sufficient capital on satisfactory terms and when and as needed to support operations and capital expenditures; fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on its current or future debt that could increase its financing costs or funding requirements or affect its ability to borrow, make payments on debt or pay dividends; fluctuations in the value of
benefit plan assets and liabilities that could increase its financing costs and funding requirements; changes in Federal or state income, general and other tax laws, including tax reform, the availability of tax credits and tax abatement programs, and the ability to utilize its U.S. and state net operating loss carryforwards; migration of customers into or out of its service territories; the use by municipalities of the power of eminent domain or other authority to condemn its systems; difficulty in obtaining, or the inability to obtain, insurance at acceptable rates and on acceptable terms and conditions; its ability to retain and attract qualified employees; labor actions including work stoppages and strikes; the incurrence of
impairment charges related to American Water’s goodwill or other assets; civil disturbances, terrorist threats or acts, or public apprehension about future disturbances or terrorist threats or acts; and the impact of new accounting standards or changes to existing standards.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the company’s
annual and quarterly SEC filings, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this press release. The company does not have or undertake any obligation or intention to update
or
revise any forward-looking statement, whether as a
result of new information, future events, changed circumstances or otherwise, except as otherwise required by the Federal securities laws. Furthermore, it may not be possible to assess the impact of any such factor on the company’s businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

NYSE: AWK www.amwater.com 4 Strategy Overview Susan Story President and Chief Executive Officer

Regulated Acquisitions
1-2%
Regulated Investment CAPEX
5-7%

AMERICAN WATER

NYSE: AWK
December 2017
www.amwater.com
5
Headlines from Today’s Call
Maintaining 7 –
10%* five-year EPS CAGR, affirming narrowed 2017
adjusted
EPS
range,
and
setting
2018
EPS
Guidance
at
$3.22
-
$3.32
Investing an expected $8.0 -
$8.6 billion over the next 5
years with continuing focus on customer affordability
Reinforcing that our market-based businesses provide growth, strategic value and positive cash flow
Delivering a more regulated business mix and risk profile
Expecting
to
grow
our
dividend
at
high
end
of
the
long-term
7
–
10%*
adjusted EPS growth
* Anchored off of 2016 Adjusted EPS (a non-GAAP measure).
2018-2022 Plan

NYSE: AWK
December 2017
www.amwater.com
6
As Things Change…
The More Things Change…the More Our Story Works!
•
Interest Rates: A New Normal?
•
Tax Reform-
What’s In and Out?
•
Infrastructure Replacement –
Show Me
the Federal Funding!
Our Story Works…
Continued Investment
Continued Growth plus Strong Dividend
Growth
More investment without affecting
customer bills
Business model that works under any
scenario
•
Water Quality Concerns –
Is my Water
Safe?
Industry leader in water R&D
Dedicated scientists to emerging
contaminants
Largest national investor in water projects
•
Regulatory Imperatives –
Striking a
Balance
Leader in finding ways to balance
investment, service, and affordability
•
Higher Customer Expectations –
I Want
“What” I Want, “When” and “How” I Want
It!
Working toward “Amazon-like” customer
experience
Industry leading water quality
•
Technology Breakthroughs –
A Better
World
Operational and capital efficiency focus
Integrated workforce planning initiatives

MSCI 2017 Constituent MSCI Global Sustainability Indexes

EURONEXT vigeo eiris

FTSE4Good

Dow Jones Sustainability Indexes

AMERICAN WATER

NYSE: AWK
December 2017
Our Company is a Perfect Fit for ESG Investors
www.amwater.com
7
AWK Members of:
Environmental
•Investing five-year $7.2 billion regulated
cap ex over 5 years to:  address aging
infrastructure; reduce/eliminate leaks;
improve cyber/physical security; and
increase resiliency of critical assets to
climate variability
•Setting goal of reducing GHG emissions
40% by 2025 from 2007 baseline, after
achieving 25% reduction through 2017
•Reducing annual water use by 3.5 billion
gallons
through conservation
•Recycling over 2 billion gallons water
annually and producing reuse water at
more than 39 facilities
•Prioritizing R&D efforts in water quality
and technology with 15 scientists
dedicated to research
Social Responsibility
•
60,000 hours of annual employee safety training
•Top Quartile Customer Satisfaction
in the water
industry
•$387 million annual spend w/ Tier 1 Diverse
Suppliers; Supply Chain dedicated to Human
Rights
•More than
4,000 hours
of company-sponsored
community service annually by employees
•Donating around $750,000 annually to
communities we serve from company-funded
American Water Charitable Foundation
•Ensuring a diverse, inclusive culture
characterized by respect and dignity of every
employee through “tone at the top”
and
required training
•Frequent employee engagement surveys
with
formalized employee action teams
•As of November 1, 2017, 48%
of workforce is in
jobs represented by unions
•88%
of diverse job candidate pools in 2016 with
62% of transfers/promotions filled by minority,
female, veteran or disabled individuals
Governance
•Achieving gender parity:
highest number
of female board members among S&P
500 companies in 2016; currently at 57%
female
•Ensuring independence:
board is led by
an independent, non-executive chair
•Refreshing board a priority:
average
director tenure is 7.2 years as of
November 30, 2017
•Engaging board sufficiently:
board met
13 times in 2016
•Educating and developing board:
formal
director education program with
dedicated funding
•Engaging investors:
robust program for
management and board leadership
•Executive and director stock ownership
requirements:  align with long-term
interests of our stockholders

2016
2017
2018
2019
2020
2021
2022

AMERICAN WATER

NYSE: AWK
December 2017
American Water will Continue to be a High Growth Utility
www.amwater.com
8
Long Term Adjusted Earnings Per Share Growth CAGR Target of 7-10%**
continues through 2022
$3.32
$3.22
$2.84
2018
Guidance
$3.06
$3.00
2017 Adjusted
Guidance (GAAP
Guidance
$3.05
–
3.11)*
7-10%**
CAGR Range
* Adjusted EPS is a Non-GAAP measure. Please see appendix for reconciliation and further information.
** Anchored off of 2016 Adjusted EPS (a non-GAAP measure).
2016 Adjusted
EPS (GAAP
EPS $2.62)*

NYSE: AWK www.amwater.com 9 The Regulated Business Walter Lynch Chief Operating Officer

NYSE: AWK
December 2017
www.amwater.com
10
Our Story Works…
Our Regulated Story Works…and We Execute on Our
Strategies!
•
Continued Infrastructure Investment
•
Drive Legislation & Regulation to Enable
Acquisitions
•
Leader in Balancing Investment, Service,
and Affordability
We Execute…
$7.2 Billion Five Year Regulated Capital
Plan
$1.3 Billion increase to better serve
customers, address emerging
contaminants and climate variability, while
keeping customer bill increase to ~3.2%
Provides Competitive advantage
Expands wastewater footprint where we
serve water
$0.6 -
$1.2 Billion for Regulated
Acquisitions
New 32.0%* O&M Efficiency Target by
2022
Working Towards “Amazon-like”
experience
Customer focused technology
•
Industry Leader in Water Quality
15 R&D scientists (includes 8 PhDs)
Growing partnership in emerging
contaminants
Source water monitoring
*Non-GAAP measure.  O&M Efficiency Ratio = Adjusted Regulated O&M Expenses (O&M Expenses is most comparable GAAP measure) / Adjusted Regulated Operating Revenues (Operating Revenues is most comparable GAAP measure).  This calculation
assumes
purchased
water
revenues
approximate
purchased
water
expenses.
A
reconciliation
to
a
most
comparable
forward-looking
GAAP
measure
is
not
available
without
unreasonable
effort.

NYSE: AWK
December 2017
The Leading Investor Owned Water Utility Company
www.amwater.com
11
•
16 Regulated States
•
3.3 Million Total Customer
Connections
Our Regulated Footprint
•
1,600 Communities Served
•
1 Billion Gallons of Water Treated and
Delivered Daily
Total Customer Connections
As of December 31, 2016
(in Thousands)
2016 Regulated
Revenues
(in Millions)
Pennsylvania,
709
New Jersey,
671
Missouri,
476
Illinois,
315
Indiana,
300
California,
176
West Virginia,
168
Other,
497
Pennsylvania,
$639
New Jersey,
$730
Missouri,
$288
Illinois,
$275
Indiana,
$212
California,
$211
West Virginia,
$142
Other,
$374

New Jersey American Water Breaks Ground on $65 Million Flood Protection Project

Market Based Businesses ~1%
Regulated Acquisitions 1-2%
Regulated Investment CAPEX 5-7%

AMERICAN WATER

NYSE: AWK December 2017 U.S. Water & Wastewater Infrastructure Faces Multi-Decade Investment Needs www.amwater.com 12 2018-2022 Plan

NYSE: AWK
December 2017
www.amwater.com
13
Regulated Investment: $8.0 -
$8.6 Billion of Investments
from 2018 –
2022; $7.2 Billion for Regulated Systems
2018-2022 Capital Expenditure by Category
(In $ Billions)
Why the Additional
$1.3 Billion of Infrastructure Spend
$8.0 -
$8.6
Regulated
System
Investments
Regulated
Acquisition
Strategic
Capital
$0.2
$0.6 -
$1.2
$7.2
Continue addressing water and
wastewater infrastructure challenges
Increasing water quality complexities with
emerging contaminants
Resiliency and climate variability
Source water protection
Continued Smooth Deployment of Capital

NYSE: AWK
December 2017
O&M
Efficiency
Target
32.0%*
by 2022
Supply
Chain
Cost
Management
www.amwater.com
14
Regulated Investment: Leveraging Our Competencies for
Customer Benefits
*
Non-GAAP measure.  O&M Efficiency Ratio = Adjusted Regulated O&M Expenses (O&M Expenses is most comparable GAAP measure) / Adjusted Regulated Operating Revenues (Operating Revenues is most comparable GAAP measure).  This calculation assumes purchased water revenues approximate purchased water expenses.  A reconciliation to a most comparable forward-looking GAAP measure is not available without unreasonable effort.
Capital
Efficiency
Technology
Value
Engineering
National
Purchasing
Power
Opportunity to Increase Capex and Minimize
Customer Bill Increases

Market
Based
Businesses
~1%
Regulated
Acquisitions
1-2%
Regulated Investment CAPEX
5-7%

AMERICAN WATER

NYSE: AWK
December 2017
www.amwater.com
15
Regulated Acquisitions:  Highly Fragmented Water Industry
Creates Opportunity
Water
Investor Owned
16%
Public & Other
84%
Wastewater
Investor Owned
2%
Public & Other
98%
Industry Opportunity
American Water Footprint
Ideal Fit for Industry Consolidation
Opportunities
Target
5k
–
30k
Customer
Connections
Per
Acquisition
Wastewater Focus (Customer Connections
Mix
–
95%
Water
&
5%
Wasterwater)
2018-2022 Plan

NYSE: AWK
December 2017
Regulated Acquisitions: State Legislation that Enables with
Water & Wastewater System Consolidation
www.amwater.com
16
California
1997
Fair Market Value
New Jersey
2015 & 2017
Fair Market  Value
Water Quality
Accountability Act
Pennsylvania
2012 & 2016
Water & Wastewater
Revenue Requirement
Consolidation
Fair Market Value & Post
Acquisition Deferral
Clarifying Combined
Stormwater Systems as
Wastewater
Missouri
2013
Fair Market Value
Illinois
2013
Fair Market Value
Post Acquisition Deferrals
Indiana
2015 & 2016
Fair Market Value
Fair Market Value Expansion
Virginia
2017
Water Rate Consolidation
Wastewater Rate
Consolidation

NYSE: AWK
December 2017
www.amwater.com
17
Selected Upcoming Acquisition Opportunities
Regulated Acquisitions: Adding Customers Through
Acquisitions and Organic Growth
Over
330,000
Customer
Connection
Opportunities
in
Development
Customer Additions from Organic Growth and Closed
Acquisitions 2014 –
2017 (with McKeesport close by year end)*
Approximate
Customers
Target A
30,000

Target B
30,000

Target C
23,200

Target D
20,800

Target E
20,100

Target F
16,500

Target G
14,500

*2017
Organic
growth
through
September
30,
2017
of
10,400
plus
an
estimated
1,100
additional
customers
per
month
for
the
last
3
months
of
2017
** The McKeesport, PA acquisition, represents 22,000 customers, due to bulk contracts.  Connections to the system will be approximately 11,000
We also have ~
23,500
pending customer acquisitions with
McKeesport close by year end
(45,500 without McKeesport close by year end)
**
9,279
12,571
12,546
13,891
2,100
5,700
1,866
19,159
2,400
18,200
40,329
2,156
22,000
13,779
36,471
54,741
57,206
2014
2015
2016
2017
Organic Growth
Water
Wastewater
McKeesport close

NYSE: AWK www.amwater.com 18 Our Financial Plan Linda Sullivan Chief Financial Officer

NYSE: AWK
December 2017
www.amwater.com
19
Our Story Works…
Our Story Works…and We Deliver on Our Strategies!
•
A Business Model that Works
•
A More Regulated Risk Profile
We Deliver…
Affirm 2017 Adjusted EPS Guidance*
Strong 2018 EPS Guidance
Continued 7 –
10%** Long Term EPS CAGR
Regulated: $8.0-$8.6 billion needed
investment drives more regulated
business mix while keeping average
customer bill increase to ~3.2%
Market-based: strong portfolio growth,
capital light and cash flow positive
•
A Strong Balance Sheet
Strong Cash Flow
Plan assumes no new equity under
normal operating conditions
•
Tax Reform Under Review
Lower tax rates could benefit our
customers
•
A Top Quartile Dividend Grower
Five consecutive years with ~10% growth
Expect to grow dividend at top of long
term adjusted EPS growth**
Target payout ratio 50-60% of earnings
* Adjusted EPS is a Non-GAAP measure. Please see appendix for reconciliation and further information.
** Anchored off of 2016 Adjusted EPS (a non-GAAP measure).

NYSE: AWK
December 2017
www.amwater.com
20
Long Term Adjusted Earnings Per Share Growth CAGR
Target of 7-10%** continues through 2022
American Water Continues to be a High Growth Utility
$3.32
$3.22
$2.84
2018
Guidance
Earnings Guidance and Anchor
Affirm 2017 EPS Guidance range
GAAP: $3.05 -
$3.11
Adjusted: $3.00 -
3.06*
2018 EPS Guidance $3.22 -
$3.32
8% growth over midpoint of 2017
adjusted guidance**
Continue Long Term Adjusted EPS
CAGR of 7 –
10%**
Anchor moved to 2016 Adjusted EPS*
$3.06
$3.00
7-10%**
CAGR Range
2017 Adjusted
Guidance (GAAP
Guidance $3.05 –
3.11)*
2016 Adjusted
EPS (GAAP EPS
$2.62)*
* Adjusted EPS is a Non-GAAP measure. Please see appendix for reconciliation and further information.
** Anchored off of 2016 Adjusted EPS (a non-GAAP measure).
2016
2017
2018
2019
2020
2021
2022

NYSE: AWK
December 2017
Our 2018 Guidance and Major Variables Included in
the Range
www.amwater.com
21
*Revised 2017 EPS GAAP guidance $3.05-$3.11.  Adjusted 2017 EPS guidance is a non-GAAP measure. Please see appendix for reconciliation and further information.
2018 Guidance
Major Variables
2018 Guidance
$3.22 -
$3.32 EPS
$3.00 -
$3.06
$3.22 -
$3.32
$0.18 -
$0.20
$0.02 -
$0.04
$0.02
2017 Adjusted Guidance
(Non-GAAP Measure)*
Regulated
Businesses
Market-based
Businesses
Parent & Other
2018 Guidance
($0.01)
($0.02)
($0.03)
($0.07)
$0.01
$0.02
$0.03
$0.07
Keystone
AWE
Regulated
Weather

Regulated Acquisitions
1-2%
Regulated Investment CAPEX
4-6%
Market Based Businesses
1%
Regulated Acquisitions
1-2%
Regulated Investment CAPEX
5-7%
Regulated Business 6 – 9%

AMERICAN WATER

NYSE: AWK
December 2017
2022 Estimated Earnings Contribution Ratio
4
Regulated 90%
Market-based 10%
Needed Infrastructure Investment Transitions us to an Even
More Regulated Risk Profile
www.amwater.com
22
1
Anchored off of 2015 EPS.
2
Anchored off of 2016 Adjusted EPS (a non-GAAP measure).
3
Based
on
2018
–
2022
plan
and
anchored
off
of
2016
business
line
results.
4
Approximate.
Excludes
parent
and
other.
2017-2021 Plan
7 –
10% CAGR¹
2018-2022 Plan
7 –
10% CAGR²
Continued strong growth at
stand-alone CAGR of 15.5%³
Customer additions remain at
~30-60k per year
Increase of $1.3 billion in needed
capital to better serve our customers
and keep bills affordable

NYSE: AWK
December 2017
www.amwater.com
23
Increased Capital Expenditures Drives Stronger Rate Base
Growth
Enhanced Regulated Risk Characteristics
Rate Base CAGR Based on
$8.0 -
$8.6 Billion Capital Plan
5 –
6%
6.5 –
7.5%
Highlights
Capital increase to better serve customers
results in ~100 basis point increase in rate
base CAGR
Target O&M efficiency ratio of 32.0%* by
2022 helps keep customer bills affordable
*
Non-GAAP measure.  O&M Efficiency Ratio = Adjusted Regulated O&M Expenses (O&M Expenses is most comparable GAAP measure) / Adjusted Regulated Operating Revenues (Operating Revenues is most comparable GAAP measure).  This calculation assumes purchased water revenues approximate purchased water expenses.  A reconciliation to a most comparable forward-looking GAAP measure is not available without unreasonable effort.
2017 -
2021
Plan
2018 -
2022
Plan
Economy of Scale
Regulatory Diversity
Decades of Capital Needs
Mechanisms Accelerate Investment Recovery
Low Volatility of Capital Deployment
Enabling Legislation

NYSE: AWK
December 2017
www.amwater.com
24
Market-Based Businesses Continue to Provide Strategic
Value
Managed Portfolio Risk
Complementary water and wastewater
services
Leverage core competencies
Capital light, cash positive
Competitive culture
Market-Based Risk Characteristics
Military Services
Group
Homeowners
Services Group
Keystone
Three Primary
Businesses
Highlights
15.5%* Stand Alone Growth CAGR
Cash Flow Positive Businesses Help to
Support Growth
Leverage Size and Scale
* Based
on
2018
–
2022
plan
and
anchored
off
of
2016
business
line
results.

NYSE: AWK
December 2017
www.amwater.com
25
Long Term Plan Utilizes Strong Balance Sheet
Cash Flow from Operations
Debt to Total Capital
$8.0 to $8.6 Billion CapEx Range*
*Includes both fixed rate and short term debt. E denotes estimated.
Cash Flow Remains Strong
Federal NOL of $1.2 billion is
projected by the end of 2017
Federal NOL position continues
through 2021 assuming no tax
reform
Maintain Strong Balance Sheet
Utilize balance sheet
No significant debt maturities
over next five years
Leverage increase to a range of
59% -
60% by 2022
$0.0
$0.5
$1.0
$1.5
2016 A
2017 E
2018 E
2019 E
2020 E
2021E
2022 E
58%
59% -
60%
As of
9/30/2017
2022 E

NYSE: AWK
December 2017
Tax Reform Remains Uncertain
www.amwater.com
26
House Bill
Tax Rate
•
20% corporate tax rate in 2018
•
Normalization of excess deferred
taxes for regulated businesses
Interest Deductibility/ Accelerated
Depreciation
•
Potential interest expense
deduction limits
30% EBITDA test
•
Carve out for regulated utilities
Senate Bill
Tax Rate
•
20% corporate tax rate in 2019
•
Normalization of excess deferred
taxes for regulated businesses
Interest Deductibility/ Accelerated
Depreciation
•
Potential interest expense
deduction limits
30% EBIT test
•
Carve out for regulated utilities
Potential Impacts
Tax Rate
•
Benefits regulated customers
•
Lowers cash flow and FFO/Debt
•
Increases MBB earnings; military
contracts true-up
•
Increases loss at parent
•
Deferred taxes re-measured
Regulated normalized
Rate Base increased
MBB/Parent impacts
earnings
•
Accelerates timing of becoming cash
taxpayer
Interest Deductibility/ Accelerated
Depreciation
•
Regulated carve out keeps interest
deduction, does not allow
accelerated depreciation
•
Parent interest uncertain

≈ 10.4% 5-year CAGR

22%
18%
14%
15%

American Water

NYSE: AWK
December 2017
www.amwater.com
27
$1.09
$1.21
$1.33
$1.47
$1.62
2013
2014
2015
2016
2017
2018 E
A Top Leader in Dividend Growth and Total Shareholder
Return
Five Consecutive Years of ~10% Dividend Growth
1
1
The dividend normally paid in 1Q 2013 was actually accelerated and paid in late December 2012 to allow shareholders to take advantage of 2012 dividend tax rates. For the purposes of this presentation, this $0.25 dividend has been deducted from 2012 and added to 2013 to show the more normal dividend trend.
2
Subject to approval by the Board of Directors
3
Anchored off of 2016 Adjusted EPS (a non-GAAP measure)
4
As of 11-01-2017 end date. Source: Bloomberg
5
Bloomberg custom portfolio weighted by market cap. Water Peers: AWR, CTWS, CWCO, CWT, MSEX, SJW, WTR,
YORW
Expect 2018 Dividend to grow at top end of long term EPS
growth CAGR for fifth consecutive year
Targeted Long Term Dividend Growth CAGR at top end of 7-
10% long term adjusted EPS growth³
Target payout ratio 50-60% of earnings
Annualized 5-Year
Total
Shareholder
Return
4
AWK
Water Peers
DJUA
S&P 500
5
2
Highlights

NYSE: AWK www.amwater.com 28 Wrap Up Susan Story President and Chief Executive Officer

Regulated Acquisitions
1-2%
Regulated Investment CAPEX
5-7%

American Water

NYSE: AWK
December 2017
www.amwater.com
29
American Water Continues to be a High Growth Utility -
Today’s Key Takeaways
Maintaining 7 –
10%* five-year EPS CAGR, affirming narrowed 2017
adjusted
EPS
range,
and
setting
2018
EPS
Guidance
at
$3.22
-
$3.32
Investing an expected $8.0 -
$8.6 billion over the next 5
years with continuing focus on customer affordability
Reinforcing that our market-based businesses provide growth, strategic value and positive cash flow
Delivering a more regulated business mix and risk profile
Expecting
to
grow
our
dividend
at
high
end
of
the
long-term
7
–
10%*
adjusted EPS growth
* Anchored off of 2016 Adjusted EPS (a non-GAAP measure).
2018-2022 Plan

NYSE: AWK www.amwater.com 30 “American Water - your calm in the middle of the storms.”

NYSE: AWK December 2017 31 Q & A Session

NYSE: AWK
www.amwater.com
32
Investor Relations Contacts
Ed Vallejo
Vice President,
Investor Relations
edward.vallejo@amwater.com
Ralph Jedlicka
Director,
Investor Relations
ralph.jedlicka@amwater.com
Upcoming Events:
February 21, 2018
Q4 and Year-End 2017 Earnings Call
December 11, 2018
2018 Analyst Day, New HQ in Camden, NJ

Appendix NYSE: AWK

NYSE: AWK
December 2017
www.amwater.com
34
Non-GAAP Financial Information
This presentation includes adjusted earnings per diluted common share (“Adjusted EPS”) both as 2017 non-GAAP earnings guidance and as the 2016 EPS
compound annual growth rate anchor, which constitute “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures are derived from American Water’s consolidated financial information but are not presented in its financial statements prepared in accordance with GAAP. Adjusted
EPS as 2017 non-GAAP earnings guidance is defined as 2017 GAAP earnings per diluted common share (“GAAP EPS”), excluding the impact in the third quarter of 2017 of (1) the insurance settlement related to the Freedom Industries chemical spill and (2) the early extinguishment of debt at the parent company.  Adjusted EPS as the 2016 EPS compound annual growth rate anchor is defined as 2016 GAAP EPS, excluding the impact in the third quarter of
2016 of the binding agreement in principle to settle claims related to the Freedom Industries chemical spill. Adjusted EPS supplements American Water’s
GAAP disclosures and should not be considered as an alternative to the GAAP measure.
Management believes that the presentation of these non-GAAP financial measures are useful to American Water’s investors because they provide an indication of its baseline performance excluding items that are not considered by management to be reflective of ongoing operating results. Although management uses these non-GAAP financial measures internally to evaluate American Water’s results of operations, management does not intend results
excluding the adjustments to represent results as defined by GAAP, and the reader should not consider them as indicators of performance. These items are derived from American Water’s consolidated financial information but are not presented in its financial statements prepared in accordance with
GAAP. The company’s definitions of Adjusted EPS may not be comparable to the same or similar measures used by other companies, and, accordingly, these non-GAAP financial measures may have significant limitations on their use.
This presentation also includes regulated O&M efficiency ratios, both historical and forward-looking, which excludes from their calculation for each period presented one or more items, including estimated purchased water revenues and purchased water expenses, the impact of certain activities related to the Freedom Industries chemical spill, and the allocable portion of non-O&M support services costs, mainly depreciation and general taxes.
These O&M efficiency ratios constitute “non-GAAP financial measures” under SEC rules. These ratios are derived from American Water’s consolidated financial information but are not presented in its financial statements prepared in accordance with GAAP. These non-GAAP financial measures supplement and should be read in conjunction with American Water’s GAAP disclosures and should not be considered an alternative to GAAP measures.
Management believes that the presentation of regulated O&M efficiency ratios is useful to investors because it provides a means of evaluating American
Water’s operating performance without giving effect to items that are not reflective of management’s ability to increase efficiency of American Water’s regulated operations. In preparing operating plans, budgets and forecasts, and in assessing historical and future performance, management relies, in part, on trends in American Water’s historical results and predictions of future results, exclusive of these items. American Water’s definition of these ratios may not be comparable to the same or similar measures used by other companies, and, accordingly, these non-GAAP financial measures may have significant limitations on their use.  American Water is unable to present a reconciliation of adjustments to the components of its forward-looking O&M efficiency ratio without unreasonable effort because management cannot reliably predict the nature, amount or probable significance of all the adjustments for future periods; however, these adjustments may, individually or in the aggregate, cause the non-GAAP financial measure component of the forward-looking ratio to differ significantly from its most directly comparable GAAP financial measure.
Set forth in this appendix are tables that reconcile Adjusted EPS as 2017 non-GAAP earnings guidance and as the 2016 EPS compound annual growth rate anchor, each to GAAP EPS, and each of the components of its historical O&M efficiency ratios to its most directly comparable GAAP financial measure.

NYSE: AWK
December 2017
www.amwater.com
35
Our Regulated Infrastructure Investment Five-Year Plan
2018
–
2022
Regulated
System
Investment by Purpose of the $7.2 Billion
53%
7%
10%
8%
7%
7%
6%
2%
Asset Renewal
Asset Renewal-Lead Service Lines
Organic Growth
Regulatory compliance
Reliability/Quality of Service
Efficiency
Operational Support
Other

NYSE: AWK
December 2017
www.amwater.com
36
Our Five-Year Debt Maturity Schedule
$225
$152
$24
$295
$105
$77
$2
$5
2018
2019
2020
2021
2022
Parent
Regulated
$302
$154
$300
Next 5 years
2018-2022
Outstanding
($ in millions)
Avg Remaining Life
(years)
Weighted Avg
Interest Rate
Parent
$85
1.2
5.63%
Regulated
$800
2.5
5.89%
Total
$885
2.4
5.87%

NYSE: AWK
December 2017
www.amwater.com
37
Rate Filings Awaiting Final Order
Rate Cases Filed
Company
Docket / Case Number
Date Filed
Revenue Increase
ROE Requested
Rate Base
California
Case No. A.16-07-002
7/1/2016
$32
(a)
NA
$494
Missouri
Case No. WR-2017-0285
6/30/2017
$84
(b)
10.80%
$1,345
New Jersey
Case No. WR-17090985
9/15/2017
$129
10.80%
$3,025
$245
$4,864
Infrastructure Charges Filed
New Jersey (DSIC)
10/13/2017
$4
$29
Virgina (WWISC)
10/31/2017
$1
$9
Tennessee (QIIP, EDI, SEC)
11/7/2017
$2
$12
$7
$97
Rate
Case
and
Infrastructue
Settlements
awaiting
Regulatory
Approval
West Virginia (DSIC)
6/15/2017
$3
(c)
$3
Total Awaiting Final Order:
$255
(a) For this final application, Test Year 2018 revenue requirement request is $35 million.  This excludes the step rate and attrition rate increase for 2019 and 2020 of $9 million and
$8 million, respectively.  The total revenue requirement request for the three year rate case cycle is $51 million.  On October 10, 2016, the Company filed an update to our final general rate case application adjusting the request to $32 million of additional annualized revenues.  It also includes increases in the escalation year 2019 and the attrition year
2020 of $9 million and $8 million, respectively.
(b) The requested increase is $89 million, which includes the original $5 million from the pending ISRS.  This amount is a requested increase of $69 million over the prior authorized revenues, which is the difference between the filed for $369 million revenue requirement and the previously authorized $295 million revenue requirement, less original $5 million of pending ISRS.
(c) On October 11, 2017, our West Virginia subsidiary filed a settlement agreement with the Public Service Commission (PSC) of West Virginia, whereby all parties to the proceeding have agreed to an infrastructure surcharge that would generate $3 million in additional annualized revenues, pending approval by the PSC.

CALIFORNIA AMERICAN WATER	ILLINOIS AMERICAN WATER	INDIANA AMERICAN WATER	KENTUCKY AMERICAN WATER	MISSOURI AMERICAN WATER
	NEW JERSEY AMERICAN WATER	NEW YORK AMERICAN WATER	PENNSYLVANIA AMERICAN WATER	VIRGINIA AMERICAN WATER	WEST VIRGINIA AMERICAN WATER

AMERICAN WATER

NYSE: AWK
December 2017
www.amwater.com
38
Regulated Utilities: Rate Base & Authorized Return on Equity
Authorized Rate Base*
$439,448
$883,386
$841,915
(b)
$405,704
(b)
$1,132,843
(b)
Authorized ROE
9.99%
(a)
9.79%
9.75%
9.70%
(e)
9.75%
(e)
Authorized Equity
53.00%
(a)
49.80%
41.55%
(c)
47.36%
(d)
50.04%
(d)
Effective Date of Rate Case
1/1/2015
(a)
1/1/2017
1/29/2015
8/28/2016
7/20 & 7/22/2016
Authorized Rate Base*
$2,386,790
$275,463
$3,162,597
(b)
$155,747
$529,212
Authorized ROE
9.75%
9.10%
10.00%
(e)
9.25%
9.75%
Authorized Equity
52.00%
46.00%
53.75%
(d)
46.09%
45.84%
Effective Date of Rate Case
9/21/2015
6/1/2017
1/1/2018
5/24/2017
(f)
2/25/2016
*Rate Base stated in $000s
Notes:
a) CA received D.15-04-007 on April 9, 2015.  The decision, addressing the revenue requirement, is retroactive to 1/1/2015.  CA has a separate Cost of Capital case which sets the rate of return outside of a general rate proceeding and is still under the decision issued July 12, 2012.  The next Cost of Capital application,
A.17-04-003 was filed April 3, 2017 with a projected effective date in 2018.
b) The Rate Base listed is the Company's view of the Rate Base allowed in the case, the Rate Base was not disclosed in the Order or the applicable
settlement agreement.
c) Regulatory capital structure includes cost-free items or tax credit balances at the overall rate of return which lowers the equity percentage as an alternative to the common practice of deducting such items from rate base.
d) The equity ratio listed is the Company's view of the equity ratio allowed in the case, the actual equity ratio was not disclosed in the Order or the applicable settlement agreement.
e) The ROE listed is the Company's view of the ROE allowed in the case, the ROE was not disclosed in the Order or the applicable settlement agreement.
f) Interim rates were effective April 1, 2016 and received final Order May 24, 2017.
Last Rate Case Awarded -
Largest Regulated Subsidiaries

NYSE: AWK
December 2017
How American Water Grows Earnings:  Rate of Return
Regulation in the United States
www.amwater.com
39
Prudent
Investment Drives Need for Rate Cases
Operating
Expenses
Taxes,  Depr &
Amortization
WACC
Establish
Rate
Base
Allowed
Return
Allowed
Return
Revenue
Requirement
Step 2
Step 1
+
+
x
=
=
American Water has experience in securing appropriate rates of return and promoting constructive regulatory frameworks

NYSE: AWK
December 2017
www.amwater.com
40
How O&M Efficiency Translates to Investment Growth
Saving $1 in opex vs investing $7 in capital at allowed ROE, keeps customer bills neutral and can create $0.35 in sustainable earnings
a) Revenue Requirement
1.00
$
1.00
$
Expenses
O&M
0.96

-
$
Depreciation
-

0.18
$
2
Interest Expense
-

0.17
$
3
Property & General Taxes
0.04

1
0.08
$
4
b) Total Expenses
1.00

0.43
$
c) Operating Income (=a-b)
-

0.57
$
d) Federal & State Income Taxes
-

0.22
$
5
e) Net Income to Shareholder (=c-d)
-
$
0.35
$
6
1
Assumes 4% taxes on revenue (gross receipts e.g.)
2
Assumes 2.5% depreciation expense
3
Assumes 50.2% debt financing at 4.9%
4
Assumes property taxes on invested capital of 0.5% and revenue taxes of 4%
5
Assumes effective income tax rate of 39.2%
6
Assumes authorized ROE of 9.9% on 49.8% equity
Expense Savings
Invested Capital
$1
> $7

NYSE: AWK
December 2017
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41
Rate Base Calculation
*
*
An approximation of rate base, which includes Net Utility Plant not yet included in rate base pending rate case filings/outcomes
$8,958
$9,398
$9,987
$10,694
$11,023
FY
2013
FY
2014
FY
2015
FY
2016
As of
9/30/2017
As of
9/30/2017
$15,451
279
1,264
2,862
23
$4,428
TOTAL
$11,023
Rate Base
Net Deferred income taxes
Deferred investment tax credits
Sub Total
Less
Advances for Construction
CIAC –
Contributions in Aid of Construction
Estimated Rate Base
*
Net Utility Plant
($ in millions)

NYSE: AWK
December 2017
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42
Reconciliation Tables: 2016 Earnings per Share & 2017
Guidance Range
Full Year
2016
Diluted earnings per share (GAAP):
Net income attributable to common stockholders
$      2.62
Non-GAAP adjustments:
Impact of Freedom Industries Binding Global Agreement in Principle
0.36
Income tax impact
(0.14)
Net non-GAAP adjustment
0.22
Total net non-GAAP adjustments
0.22
Adjusted diluted earnings per share (non-GAAP)
$      2.84
Earnings per Share
2017 Adjusted EPS Guidance Range
Low End
High End
Per Diluted Share:
Narrowed earnings guidance range (GAAP)
3.05
$
3.11
$
Non-GAAP adjustments:
Impact of Freedom Industries settlement activities
(0.12)
(0.12)
Income tax impact
0.05
0.05
Net non-GAAP adjustment
(0.07)
(0.07)
Early debt extinguishment at the parent company
0.03
0.03
Income tax impact
(0.01)
(0.01)
Net non-GAAP adjustment
0.02
0.02
Total net non-GAAP adjustments
(0.05)
(0.05)
Narrowed adjusted earnings guidance range (non-GAAP)
3.00
3.06
$
$
$
$

December 2017
NYSE: AWK
www.amwater.com
43
Closed and Pending Acquisitions as of November 30, 2017
*
State
No. of
Acquisitions
Water
Customers
Wastewater
Customers
Total
Customers
California
2
1,764
-
1,764
Indiana
1
1,300
-
1,300
Iowa
1
718
-
718
Illinois
3
700
120
820
Missouri
3
500
434
934
New Jersey
1
11,212
-
11,212
New York
5
360
-
360
West Virginia
1
215
-
215
Total
17
16,769
554
17,323
2017 Closed Acquisitions
State
No. of
Acquisitions
Water
Customers
Wastewater
Customers
Total
Customers
California
4
8,629
-
8,629
Illinois
5
2,448
2,306
4,754
Indiana
2
6,165
-
6,165
Kentucky
1
610
-
610
Pennsylvania
3
-
25,062
25,062
Missouri
4
176
192
368
Total
19
18,028
27,560
45,588
Pending Acquisitions
*This includes the McKeesport, PA acquisition, which represents 22,000 customers, due to bulk contracts.  Connections to the system will be approximately 11,000.